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                                                                    EXHIBIT 10.9

                            TRANSCORE HOLDINGS, INC.

                       1999 STOCK APPRECIATION RIGHTS PLAN

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                                TABLE OF CONTENTS

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1. PURPOSE...........................................................................................         1
2. DEFINITIONS.......................................................................................         1
3. ADMINISTRATION OF THE PLAN........................................................................         4
      3.1. Board.....................................................................................         4
      3.2. Committee.................................................................................         4
      3.3. Grants....................................................................................         5
      3.4. No Liability..............................................................................         5
4. STOCK SUBJECT TO THE PLAN.........................................................................         5
5. EFFECTIVE DATE AND TERM OF THE PLAN...............................................................         5
      5.1. Effective Date............................................................................         5
      5.2. Term......................................................................................         5
6. STOCK APPRECIATION RIGHTS.........................................................................         5
7. AWARD AGREEMENT...................................................................................         6
8. VESTING, TERM AND EXERCISE OF STOCK APPRECIATION RIGHTS...........................................         6
      8.1. Vesting and SAR Period....................................................................         6
      8.2. Term......................................................................................         6
      8.3. Acceleration..............................................................................         7
      8.4. Termination of Employment or Other Relationship...........................................         7
      8.5. Rights in the Event of Death..............................................................         7
      8.6. Rights in the Event of Disability.........................................................         7
      8.7. Limitations on Exercise of SARs...........................................................         8
      8.8. Method of Exercise........................................................................         8
9. DIVIDEND EQUIVALENT RIGHTS........................................................................         8
      9.1. Dividend Equivalent Rights................................................................         8
      9.2. Interest Equivalents......................................................................         9
      9.3. Termination...............................................................................         9
10. CERTAIN PROVISIONS APPLICABLE TO GRANTS..........................................................         9
      10.1. Stand-Alone, Additional, Tandem, and Substitute Grants...................................         9
      10.2. Term of Grants...........................................................................         9
      10.3. Form and Timing of Payment Under Grants; Deferrals.......................................        10
11. AMENDMENT AND TERMINATION OF THE PLAN............................................................        10
12. EFFECT OF CHANGES IN CAPITALIZATION..............................................................        10
      12.1. Changes in Stock.........................................................................        10
      12.2. Reorganization in Which the Company Is the Surviving Entity and in Which No
             Change of Control Occurs................................................................        10
      12.3. Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.......        11
      12.4. Adjustments..............................................................................        11
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      12.5. No Limitations on Company................................................................        11
13. DISCLAIMER OF RIGHTS.............................................................................        12
14. NONEXCLUSIVITY OF THE PLAN.......................................................................        12
15. WITHHOLDING TAXES................................................................................        12
16. CAPTIONS.........................................................................................        13
17. OTHER PROVISIONS.................................................................................        13
18. NUMBER AND GENDER................................................................................        13
19. SEVERABILITY.....................................................................................        13
20. GOVERNING LAW....................................................................................        13
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                            TRANSCORE HOLDINGS, INC.

                       1999 STOCK APPRECIATION RIGHTS PLAN

      TransCore Holdings, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 1999 Stock Appreciation Rights Plan (the "Plan") as follows:

1.    PURPOSE

      The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its Affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase an interest in the operations and future success of the Company and with other financial incentives. To this end, the Plan provides for the grant of stock appreciation rights and dividend equivalent rights.

2.    DEFINITIONS

      For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

      2.1 "Affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

      2.2 "Award Agreement" means the stock appreciation rights agreement, dividend equivalent rights agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

      2.3   "Board" means the Board of Directors of the Company.

      2.4 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

      2.5 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

      2.6   "Company" means TransCore Holdings, Inc.

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      2.7   "Dividend Equivalent Rights" means a right, granted to a Grantee under SECTION 9 hereof, to receive cash, Stock, other Grants or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

      2.8 "Effective Date" means September 3, 1999, the date on which the Plan was adopted by the Board.

      2.9 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

      2.10 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall mean the Fair Market Value of the Stock as at least annually determined by a nationally recognized appraiser or an appraiser with expertise in the industry in which the Company operates (which shall include Houlihan, Lokey, Howard & Zukin, Duff & Phelps or Willamette Management Associates) (the "Appraiser"), who shall be selected by the Board of Directors of the Company in accordance with Section 6.3 of the Company's Certificate of Incorporation. The Board of Directors of the Company may require that the Appraiser update its determination of Fair Market Value in the event that the Board of Directors determines in good faith that the Fair Market Value has changed materially since the then most recent appraisal was concluded. The Company shall be responsible for the fees and expenses incurred with respect to any update to the most recent appraisal.

      2.11 "Fundamental Change in Ownership" shall mean (A) any sale or transfer of more than 50% of the assets of the Company and its subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board) in any transaction or series of transactions (other than sales in the ordinary course of business), and (B) any merger or consolidation to which the Company is a party, except for a merger in which the Company is the surviving corporation, the terms of the Stock are not changed and the Stock is not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Company's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Company's Board immediately prior to the merger shall continue to own the Company's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Company's Board.

                                     - 2 -

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      2.12  "Grant" means an award of a Stock Appreciation Right or Dividend
Equivalent Right under the Plan.

      2.13 "Grant Date" means, as determined by the Board or authorized Committee, the date as of which the Board or such Committee approves a Grant or, if later, (i) the date on which the recipient of such Grant first becomes an employee of or otherwise enters into a relationship with the Company or an affiliate of the Company or (ii) such other date as may be specified by the Board or such Committee in its approval of the Grant.

      2.14 "Grantee" means a person who receives or holds a Stock Appreciation Right or Dividend Equivalent Right under the Plan.

      2.15 "Liquidation Event" shall mean any liquidation, dissolution or winding up of the Company (whether voluntary or involuntary).

      2.16  "Major Event" shall have the meaning set forth in Section 8.3.

      2.17 "Organic Change" shall mean any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Stock.

      2.18 "Person" shall mean an individual, a partnership, a corporation, a limited liability company, a limited liability partnership, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

      2.19 "Plan" means this TransCore Holdings, Inc. 1999 Stock Appreciation Rights Plan.

      2.20 "Public Offering" shall mean any bona fide, firm commitment underwritten offering by the Company of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force which results in net proceeds in excess of $20,000,000 and results in a market capitalization of the Company of not less than $50,000,000.

      2.21 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

      2.22 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to
SECTION 6 hereof.

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      2.23  "Stock" means the Class A Common Stock, par value $0.001 per share, of the Company.

      2.24 "Stock Appreciation Rights" or "SAR" means a right granted to a Grantee under SECTION 6 hereof.

      2.25 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

      2.26 "Termination Date" shall be the date upon which a Grant shall terminate or expire, as set forth in SECTION 8.2 hereof.

3.    ADMINISTRATION OF THE PLAN

      3.1.  BOARD

      The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority (or higher percentage if required under the Company's certificate of incorporation) of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

      3.2.  COMMITTEE.

      The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in SECTION 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

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      3.3.  GRANTS.

      Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any SAR, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant), (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant (subject to the consent of the Grantee if such amendment, modification or supplement impairs the rights of the Grantee under the outstanding Grant). Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantee to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made.

      3.4.  NO LIABILITY.

      No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4.    STOCK SUBJECT TO THE PLAN

      Subject to adjustment as provided in SECTION 12 hereof, the number of shares of Stock which may be the basis of awards under the Plan shall be one share for every $100 of Fixed Benefits Assumed Value payable to Eligible Participants, as such terms are defined in the TransCore 1999 Employee Retention Plan B.

5.    EFFECTIVE DATE AND TERM OF THE PLAN

      5.1.  EFFECTIVE DATE.

      The Plan shall be effective as of the Effective Date.

      5.2.  TERM.

      The Plan has no termination date.

6.    STOCK APPRECIATION RIGHTS

      Grants may be made under the Plan to any employee of, or a Service Provider providing services to, the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time. An eligible person may receive more than one Grant, subject to such restrictions as are provided herein. The Board is authorized to grant SARs to Grantees on the following terms and

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conditions: A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except that Grants may be made at less than Fair Market Value as provided in SECTION 10.1. Any SARs which are forfeited by reason of termination of employment for any reason shall be and remain part of the Plan (the "Forfeited SARs"). Upon the earlier of the fifth anniversary of the Effective Date or acceleration of vesting of the SARs as required in SECTION 8.3 below (the "Reallocation Date"), any Forfeited SARs will be reallocated among the Grantees who are employed by or providing services to the Company or any of its Subsidiaries on the Reallocation Date (the "Remaining Grantees") on a pro rata basis based on each Remaining Grantee's Fixed Benefits Assumed Value relative to the total of all Remaining Grantees' Fixed Benefits Assumed Value on that date. The Exercise Price for the Forfeited SARs will remain the Exercise Price of such SARs on the original Grant Date.

7.    AWARD AGREEMENT

      Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

8.    VESTING, TERM AND EXERCISE OF STOCK APPRECIATION RIGHTS

      8.1.  VESTING AND SAR PERIOD.

      Subject to SECTIONS 8.2, 8.3 and 12.3 hereof, each Grant under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement (as modified by the terms set forth in any written employment agreement, it being understood and agreed that the terms of such employment agreement to the extent inconsistent with the terms hereof or the Award Agreement shall control). The period during which any SAR shall be exercisable shall constitute the "SAR Period" with respect to such SAR.

      8.2.  TERM.

      Each SAR granted under the Plan shall terminate, and all rights to payments thereunder shall cease, upon the expiration of ten years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR (the "Termination Date"); provided, further, that any SAR granted under the Plan which remains outstanding but unexercised upon the closing of a Public Offering (as defined in SECTION 8.3 below) shall terminate and the Company shall replace such SAR with an option to purchase Stock (the "Replacement Option"). The replacement of such SAR shall in no way impair a Grantee's right to exercise the SAR prior to the closing of the Public Offering, and such SAR shall be fully vested pursuant to SECTION 8.3 below. The Replacement Option shall have substantially similar terms and an economic value equivalent to the terminated SAR.

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      8.3.  ACCELERATION.

      Any limitation on the exercise of an SAR contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such SAR, so as to accelerate the time at which the SAR may be exercised. All SARs shall fully vest and may be exercised in connection with a Fundamental Change in Ownership, Public Offering, Organic Change or Liquidation Event (each a "Major Event").

      8.4.  TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

      Upon the termination of a Grantee's employment or other relationship with the Company except by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) which are covered by SECTIONS 8.5 and 8.6 below, any SAR or portion thereof held by such Grantee that has not vested in accordance with the provisions of SECTION 8.1, the Award Agreement or an employment agreement (it being understood and agreed that the terms of such employment agreement to the extent inconsistent with the terms hereof or the Award Agreement shall control) shall terminate immediately, and any SAR or portion thereof that has vested in accordance with the provisions of
SECTION 8.1 hereof, the Award Agreement or an employment agreement (it being understood and agreed that the terms of such employment agreement to the extent inconsistent with the terms hereof or the Award Agreement shall control), may be exercised during the period commencing on the fifth anniversary of the Effective Date and continuing until the later of (i) the 90th day following the Grantee's termination of employment or other relationship, unless the Board, in its discretion, extends the period during which the SAR may be exercised and (ii) the 90th day following the fifth anniversary of the Effective Date, but in any event not later than the Termination Date. At the end of such exercise period, any SAR held by a Grantee as of the date of Grantee's termination of employment and not so exercised shall terminate. A leave of absence or leave on military or government service shall not constitute a termination of employment or other relationship for purposes of the Plan. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or a Subsidiary or Affiliate.

      8.5.  RIGHTS IN THE EVENT OF DEATH.

      Notwithstanding any other provision of this Plan, if a Grantee dies while employed by or providing services to the Company, the executors, legatees or distributees of such Grantee's estate shall have the right, during the period commencing on the fifth anniversary of the Effective Date and continuing until the later of (i) the one year anniversary of the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and (ii) the 90th day following the fifth anniversary of the Effective Date, but in any event not later than the Termination Date, to exercise any SARs held by such Grantee at the date of such Grantee's death. At the end of such exercise period, any SAR held by a Grantee at the date of such Grantee's death and not so exercised shall terminate.

      8.6.  RIGHTS IN THE EVENT OF DISABILITY.

      Notwithstanding any other provision of this Plan, if a Grantee or the Company terminates Grantee's employment or other relationship with the Company by reason of the "permanent and

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total disability" (within the meaning of Section 22(e)(3) of the Code) or by reason of disability pursuant to the terms of any employment agreement, such Grantee's SARs shall be exercisable during the period commencing on the fifth anniversary of the Effective Date and continuing until the later of the (i) 90th day following the fifth anniversary of the Effective Date or (ii) the one year anniversary of the date of Grantee's termination (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), but in any event not later than the Termination Date. At the end of such exercise period, any SAR held by a Grantee at the date of such Grantee's termination of employment or service and not so exercised shall terminate. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive (unless otherwise provided in an employment agreement, it being understood and agreed that the terms of such employment agreement to the extent inconsistent with the terms hereof or the Award Agreement shall control).

      8.7.  LIMITATIONS ON EXERCISE OF SARs.

      Notwithstanding any other provision of the Plan, in no event may any SAR be exercised, in whole or in part, after ten years following the date upon which the SAR is granted.

      8.8.  METHOD OF EXERCISE.

      An SAR that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the SAR is being exercised. An attempt to exercise any SAR granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement an individual holding or exercising an SAR shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock). Except as provided in SECTION 12 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

9.    DIVIDEND EQUIVALENT RIGHTS

      9.1.  DIVIDEND EQUIVALENT RIGHTS.

      A Dividend Equivalent Right is a Grant entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Grant or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right

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granted as a component of another Grant may provide that such Dividend
Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Grant may also contain terms and conditions different from such other award.

      9.2.  INTEREST EQUIVALENTS.

      Any Grant under this Plan that is settled in whole or in part in cash on a deferred basis shall provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant; provided, however, that the rate of interest paid shall not be less than the applicable Federal rate provided under the Code for the term of the deferral.

      9.3.  TERMINATION.

      Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Subsidiaries for any reason, provided that the Grantee shall retain a fully vested interest in, and shall be entitled to receive, all distributions paid or accrued, and any interest equivalents thereon, under such Dividend Equivalent Rights prior to the date of the Grantee's termination of employment.

10.   CERTAIN PROVISIONS APPLICABLE TO GRANTS

      10.1. STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE GRANTS

      Grants granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Grant or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem, and substitute or exchange Grants may be granted at any time. If a Grant is made in substitution or exchange for another Grant or award, the Board shall require the surrender of such other Grant or award in consideration for the new Grant. In addition, Grants may be made in lieu of cash compensation (but only if the Grantee consents), including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Grant is equivalent in value to the cash compensation.

      10.2. TERM OF GRANTS

      The term of each Grant shall be for such period as may be determined by the Board; provided that in no event shall the term of any SAR exceed a period of ten years.

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      10.3. FORM AND TIMING OF PAYMENT UNDER GRANTS; DEFERRALS

      Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an SAR or other Grant or settlement of a Grant may be made in cash (or if consented to by the Grantee in Stock) and, if paid in cash, may be made in a single payment or in installments, on a deferred basis. The settlement of any Grant may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Deferred installment payments may be permitted at the election of the Grantee on terms and conditions established by the Board and acceptable to the Grantee. Any deferred payment arrangement shall include, without limitation, provisions for the payment or crediting of a reasonable interest rate on deferred installment payments, which interest rate shall not be less than the applicable Federal rate provided under the Code for the term of the deferral.

11.   AMENDMENT AND TERMINATION OF THE PLAN

      Without the written consent of the Grantee and except as provided in
SECTION 12, the Board may not amend, suspend, or terminate the Plan in such a way that impairs a Grantee's rights under any Grant theretofore awarded under the Plan or any potential right of a Grantee to any Forfeited Shares.

12.   EFFECT OF CHANGES IN CAPITALIZATION

      12.1. CHANGES IN STOCK.

            If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the date the SARs are granted, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares subject to the SARs, so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in the SARs shall not change the total Exercise Price with respect to the unexercised portion of the SARs but shall include a corresponding proportionate adjustment in the Exercise Price per share.

      12.2. REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND IN WHICH NO CHANGE OF CONTROL OCCURS.

      Subject to SECTION 12.3 hereof, if the Company shall be the surviving Company in any reorganization, merger, or consolidation of the Company with one or more other Companies, the SARs shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to the SARs would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Exercise Price per share so that the aggregate Exercise Price thereafter shall be the same as the aggregate

Exercise Price of the shares remaining subject to the SARs immediately prior to such reorganization, merger or consolidation.

      12.3. REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE OF CONTROL.

            The SARs shall terminate (i) upon the dissolution or liquidation of the Company, or (ii) upon a merger, consolidation, or reorganization of the Company with one or more other Companies in which the Company is not the surviving Company, or (iii) upon a sale of substantially all of the assets of the Company to another person or entity, or (iv) upon a merger, consolidation or reorganization (or other transaction if so determined by the Board in its sole discretion) in which the Company is the surviving Company, that is approved by the Board and that results in any person or entity (other than persons who are holders of Stock of the Company) owning 80 percent or more of the combined voting power of all classes of stock of the Company, except to the extent provision is made in writing in connection with any such transaction covered by clauses (i) through (iv) for the assumption of the SARs or for the substitution for the SARs of new SARs covering the stock of a successor Company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the SARs theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the SARs, the Grantee shall have the right (subject to the general limitations on exercise set forth in SECTION 8), during such period occurring before such termination as the Board in its sole discretion shall determine and designate, and in any event immediately before the occurrence of such termination, to exercise such SARs in whole or in part, whether or not such SARs were otherwise exercisable at the time such termination occurs. Any exercise of an SAR in connection with a transaction described in the prior sentence will be conditioned on such transaction occurring and if for any reason such event does not occur all rights of the Grantee under the Plan and the applicable Award Agreement shall continue in accordance with their terms. The Company shall send written notice of a transaction or event that will result in such a termination to Grantee not later than the time at which the Company gives notice thereof to its stockholders.

      12.4. ADJUSTMENTS.

      Adjustments under this SECTION 12 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Any such fractional adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

      12.5. NO LIMITATIONS ON COMPANY.

      The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

13.   DISCLAIMER OF RIGHTS

      No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement or in an employment agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein, in the Award Agreement and as may be modified by any employment agreement, it being understood and agreed that the terms of such employment agreement to the extent inconsistent with the terms hereof or the Award Agreement shall control. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an SAR.

14.   NONEXCLUSIVITY OF THE PLAN

      Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of SARs otherwise than under the Plan.

15.   WITHHOLDING TAXES

      The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to a Grant. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation to the extent such amounts were not otherwise withheld from any payments due to the Grantee.

16.   CAPTIONS

      The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

17.   OTHER PROVISIONS

      Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.   NUMBER AND GENDER

      With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

19.   SEVERABILITY

      If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

20.   GOVERNING LAW

      The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of Delaware (without giving effect to the choice of law provisions thereof).

                                      * * *

      The Plan was duly adopted and approved by the Board of Directors of the Company as of the 3rd day of September, 1999.

                                   /s/ David G. Sparks
                                   ____________________________________________
                                   Secretary